SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                            ----------------------


       Date  of  Report  (Date  of  earliest  event reported):  January 25, 2001
                                                                ----------------



                          LASERLOCK TECHNOLOGIES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


           NEVADA                    0-31927                 23-3023677
     ----------------------         ---------            ----------------------
   (State of incorporation or       (Commission            (I.R.S. Employer
         organization)              File Number)          Identification Number)


                   837 Lindy Lane, Bala Cynwyd, PA 19004
         --------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)


      Registrant's  telephone  number,  including  area  code: (610) 909 - 1000
                                                                ---------------


Item 1. Change in Control of Registrant

         Not applicable.

Item 2. Acquisition of Assets

         Not applicable.

Item 3.  Bankruptcy or Receivership

         Not applicable.

Item 4. Changes in Registrant's Certifying Public Accountant.

     The Company, upon the recommendation of its Board of Directors, has elected to dismiss its Certified Public Accountants, Smart & Associates, LLP ('Smart') effective January 19, 2001. Smart's report on the Company's financial statements for the perid November 10, 1999 (date of inception) to December 31, 1999, contained an unqualified opinion modified for uncertainty as to the Company's ability to continue as a going concern. Other than that, their report on the Company's financial statements since inception did not contain an adverse opinion, disclaimer of opinion, or any qualifications or modifications with regard to uncertainy, audit scope, or accounting principles.

     The Company has not had any disagreements with Smart on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The Company has elected to dismiss Smart because the Board of Directors feels that the Company's business is not active enough to justify the annual accounting costs involved in order to maintain its relationship with Smart.

     As of January 22, 2001, the Company has retained the public accounting firm of Larson, Allen, Weishair & Co., LLP, P.C. ('Larson'), whose princapal business address is 790 Penllyn Pike, Suite 302, Blue Bell, PA, 19422, to perform its annual audit for inclusion of its report in Form 10-KSB, and perform SAS 71 reviews of quarterly information in connection with Form 10-QSB filings.

     The Company has not previously consulted with Larson on any matters, and has hired Larson because the Company's Board of Directors feels that Larson's fees for the accounting services the Company requires are more appropriate for a business the size of the Company's.


Item 5.  Other events.

         Not applicable.

Item 6.  Resignations of Registrant's Directors

         Not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Not applicable.

Item 8.  Change in Fiscal Year

         Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LASERLOCK TECHNOLOGIES, INC.
                                   ------------------------------
                                  (Registrant)


Date:  January 22, 2001            /s/  Norman Gardner
                                   --------------------
                                   Norman Gardner
                                   President  and  CEO



                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number          Description
------          -----------

99.1            Response of Smart

EXHIBIT 99.1


                            SMART & ASSOCIATES, LLP
            Certified Public Accountants and Management Consultants

1500 Two Logan Square                                Telephone: (215) 569 - 1211
18th & Arch Streets                                  Facsimile: (215) 569 - 1711
Philadelphia, PA  19103-2788                         www.smartassociates.com


     January 24, 20001


     Securities and Exchange Commission
     Washington, DC 20549


          We have read the statements made by the registrant in response to Item 304(a) of Regulation S-K as described in the Current Report on Form 8-k as filed by the registrant and agree with the statements made therein.

     /s/   SMART & ASSOCIATES, LLP
     SMART & ASSOCIATES, LLP